As filed with the Securities and Exchange Commission on February 20, 2001
                                                      Registration No. 333-26673
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                         ------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-1
                         ------------------------------
                                 EUROTECH, LTD.
             (Exact name of registrant as specified in its charter)
                          -----------------------------

   District of Columbia                873-8731                   33-0662435
(State or jurisdiction of      (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization) Classification Code Number)    Identification No.

                10306 Eatone Place, Suite 220, Fairfax, VA 22030
                                 (703) 352-4399
          (Address and telephone number of principal executive offices)
                         -------------------------------
            Don V. Hahnfeldt                       Copies of communications to:
   President and Chief Executive Officer                Max A. Stolper, Esq.
10306 Eaton Place, Suite 220, Fairfax, VA 22030    Leonard Hurt Frost & Lilly PC
         Washington, DC 20036                           1701 K Street, N.W.
            (703) 352-4399                                   Suite 300
    (Name, address and telephone                      Washington, DC 20006-1522
     number of agent for service)                           (202) 223-2500
                         ------------------------------
  Approximate dates of proposed sales to the public: None. Offers have ceased.
                         -------------------------------
         If any of the securities being registered on this Form are to be offered on a delayed or continuing basis pursuant to Rule 415 under the Securities Act of 1933, check the following box [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 426(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


OFFERS PURSUANT TO THIS REGISTRATION STATEMENT HAVE TERMINATED. THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT TO REMOVE FROM REGISTRATION ALL SECURITIES REGISTERED PURSUANT HERETO WHICH REMAIN UNSOLD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post Effective Amendment No. 3 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Washington, District of Columbia, on February 16, 2001.


                                              EUROTECH, LTD.



                                              By: /s/ Don V. Hahnfeldt
                                                 -------------------------------
                                                 Don V. Hahnfeldt
                                                 President and CEO


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to registration statement has been signed by the following persons in the capacities and on the dates indicated:

          Person                            Capacity                             Date

s/ Chad A. Verdi*                  Chairman of the Board of Directors       February 16, 2001
-----------------------------
   Chad A. Verdi

 s/ Randolph A. Graves, Jr.*       Director                                 February 16, 2001
-----------------------------
    Randolph A. Graves, Jr.

 s/ Don V. Hahnfeldt               Director, President, Chief Executive     February 16, 2001
-----------------------------      Officer
    Don V. Hahnfeldt


 s/ Jon W. Dowie                   Treasurer, Chief Financial and           February 16, 2001
-----------------------------      Accounting Officer
    Jon W. Dowie




* By Don V. Hahnfeldt, pursuant to power of attorney filed with Post-Effective Amendment No. 2 to the Registration Statement

                                            s/ Don V. Hahnfeldt
                                            -----------------------------------
                                            Don V. Hahnfeldt
                                            Attorney-in-fact